EXECUTION VERSION
AMENDMENT NO. 5 TO CREDIT AGREEMENT
AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of November 26, 2013 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the undersigned lenders (the “Lenders”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, certain subsidiaries thereof, the Administrative Agents and the Lenders entered into that certain Credit Agreement, dated as of July 2, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 17, 2012, that certain Amendment No. 2 to Credit Agreement, dated as of October 5, 2012, that certain Amendment No. 3 to Credit Agreement, dated as of February 1, 2013, and that certain Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);
WHEREAS, the Borrowers have requested that certain financial institutions signatory hereto (in such capacity, the “2013 Incremental Term Lenders”) collectively provide Commitments (the “2013 Incremental Term Loan Commitments”) hereunder, and make Incremental Term Loans pursuant thereto, in an aggregate principal amount equal to $150,000,000 (the “Aggregate Incremental Term Loan Commitment”) on the Effective Date, the proceeds of which will be used for the general corporate purposes of the Borrowers, and each 2013 Incremental Term Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein;
WHEREAS, the Borrower Parties, the 2013 Incremental Term Lenders and the Administrative Agent are entering into this Agreement in order to evidence such 2013 Incremental Term Loan Commitments and such Incremental Term Loans, which are to be made in the form of additional commitments under the Term Loan Facility (the “Term Loan Commitments”) and additional Term Loans, in accordance with Section 2.17 of the Credit Agreement.
WHEREAS, the Borrowers, the undersigned Lenders and the Administrative Agents have agreed to amend the Credit Agreement as hereinafter set forth;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:
(a) Schedule 1.01(a) of the Credit Agreement is hereby amended by adding the below to the immediate end thereof:

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2013 Incremental Term Loans

Lender	2013 Incremental Term Loan Commitment	Aggregate Commitment Ratio
Morgan Stanley Senior Funding, Inc.	$150,000,000	100%
Totals	$150,000,000	100.000000%
(b) Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“2013 Incremental Term Facility Lenders” shall mean each Lender with a 2013 Incremental Term Loan Commitment.
“2013 Incremental Term Loan Commitment” shall mean the several obligations of the 2013 Incremental Term Facility Lenders to advance the aggregate amount of up to $150,000,000 to the Borrowers on the Fifth Amendment Effective Date, pursuant to the terms of this Agreement.
“2013 Incremental Term Loan Facility” shall mean the 2013 Incremental Term Loan Commitments and the provisions relating to the 2013 Incremental Term Loans herein.
“2013 Incremental Term Loans” shall mean, collectively, the amounts advanced by the 2013 Incremental Term Facility Lenders to the Borrowers under the 2013 Incremental Term Loan Commitment on the Fifth Amendment Effective Date.
“Fifth Amendment” means that certain Amendment No. 5 to Credit Agreement, dated as of November 26, 2013, among the Borrowers, the Administrative Agents and certain Lenders.
“Fifth Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the Fifth Amendment have been satisfied or waived by the Administrative Agents.

(c) Section 1.1 of the Credit Agreement is hereby amended by restating clauses
(a) and (b) of the definition of “Applicable Margin” as follows:

(a) in respect of the Term Loan Facility (i) 2.00% per annum for Base Rate Loans and (ii) 3.00% per annum for Eurodollar Loans; and

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(b) in respect of the Revolving Loan Facility, the applicable margin determined by the Revolving Facility Administrative Agent based upon the Total Leverage Ratio for the fiscal quarter most recently ended, effective as of the fifth Business Day after the day the Compliance Certificate is delivered to the Revolving Facility Administrative Agent for such fiscal quarter most recently ended, expressed as a per annum rate of interest as set forth in the table below:

Level	Total Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
I	Greater than 3.50:1.00	2.75%	1.75%
II	Less than or equal to 3.50:1.00 but greater than 3.00:1.00	2.50%	1.50%
III	Less than or equal to 3.00:1.00 but greater than 2.50:1.00	2.25%	1.25%
IV	Less than or equal to 2.50:1.00	2.00%	1.00%

(d) Section 1.1 of the Credit Agreement is hereby amended by making the following amendments to the definition of “Change in Control” (i) in clause (c) therein, delete “, (i)” and delete the phrase “or (ii) a majority of the members of the board of directors of such Borrower are not Continuing Directors,” and (ii) in clause (d)(ii) therein, delete “either (A)” and delete the phrase “or (B) the majority of the members of the board of directors of such Borrower are not Continuing Directors”;
(e) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Continuing Directors” in its entirety;
(f) Section 2.1(a) of the Credit Agreement is hereby amended by adding the following new paragraph at the immediate end thereof:

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in the Fifth Amendment and this Agreement, each 2013 Incremental Term Facility Lender severally (and not jointly) agrees to make a single Term Loan in a principal amount equal to such 2013 Incremental Term Facility Lender’s 2013 Incremental Term Loan Commitment on the Fifth Amendment Effective Date. Amounts borrowed under this Section 2.1(a) and repaid or prepaid may not be reborrowed.

(g) Section 2.5(a) of the Credit Agreement is hereby amended by replacing the term “Fourth Amendment Effective Date” with the term “Fifth Amendment Effective Date”;

(h) Section 2.6(b) of the Credit Agreement is hereby amended and restated as follows:
The Borrowers shall repay to the Term Facility Administrative Agent for the ratable account of the Term Facility Lenders (A) on the last Business Day of each March, June, September and December commencing the last Business Day of December 2013, an annual aggregate principal amount equal to 1.00% of the aggregate principal amount of all Term Loans outstanding on the Fifth Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.5(a) and Section 2.5(b)(iv), in

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each case, solely to the extent of any such amounts applied to the prepayment of the Term Loans) and (B) on the Maturity Date, the aggregate principal amount of all Term Loans outstanding on such date.
(i) Section 2.17(b)(i) of the Credit Agreement hereby amended by replacing each instance of the term “Second Amendment Effective Date” with the term “Fifth Amendment Effective Date”; and

(j) Section 7.1 of the Credit Agreement is hereby amended by deleting “(i)” and deleting the phrase “and (ii) as contained in Zayo’s and its Subsidiaries’ budget most recently delivered to each Administrative Agent for such periods”.
SECTION 2. The 2013 Incremental Term Loans. Pursuant to Section 2.17 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:
(a) Each 2013 Incremental Term Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such 2013 Incremental Term Lender shall have , as contemplated by Section 2.17 of the Credit Agreement, an 2013 Incremental Term Loan Commitment in an amount equal to the amount set forth opposite such 2013 Incremental Term Lender’s name under the heading “2013 Incremental Term Loan Commitment” on Schedule 1 to this Agreement, and (ii) such 2013 Incremental Term Lender shall be deemed to be, and shall become an “Additional Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Additional Lender” and a “Lender” under the Credit Agreement and the other Loan Documents. Each Borrower Party and the Administrative Agent hereby agree that from and after the Effective Date, each 2013 Incremental Term Lender shall be deemed to be, and shall become, a “Additional Lender” and a “Lender” for all purposes of, and with all the rights and remedies of a “Additional Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents. From and after the Effective Date, each reference in the Credit Agreement to any 2013 Incremental Term Lender’s 2013 Incremental Term Loan Commitment shall mean its 2013 Incremental Term Loan Commitment as acquired pursuant to this Agreement, and as set forth opposite its name on Schedule 1 to this Agreement under the heading “Total Term Loan Commitment” on Schedule 1 to this Agreement.
(b) Each 2013 Incremental Term Lender hereby agrees to make Incremental Term Loans to the applicable Borrower on the Effective Date in a principal amount not to exceed its respective Term Loan Commitment (as determined after giving effect to this Agreement).

SECTION 3. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

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(d) Each Borrower Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Borrower Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the 2013 Incremental Term Loan Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guaranty.

(e) This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.
SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):
(i) The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers, the Lenders, the 2013 Incremental Term Lenders and any Increasing Lenders prior to, 12:00 p.m., New York City time on November 21, 2013 (the “Consent Deadline”);
(ii) After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(iii) The Administrative Agents shall have received a legal opinion of Gibson Dunn & Crutcher LLP, counsel to the Borrower Parties, addressed to the Lender Group and reasonably satisfactory to the Administrative Agents;
(iv) The Administrative Agents shall have received, with respect to each Borrower Party, a loan certificate signed by the secretary or assistant secretary of such Person, certifying a true, complete and correct copy of the resolutions of such Person (or its general partner, members or manager, as applicable) authorizing the execution, delivery and performance by such Person of this Amendment;
(v) The Administrative Agents shall have received a certificate of the secretary or an assistant secretary of the Administrative Borrower confirming compliance with the conditions precedent set forth in clause (b) of this Section 4; and

(vi) The Borrowers shall have paid all reasonable and documented costs and expenses of the Administrative Agents in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agents).
SECTION 5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agents that:
(a) on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby

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and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and
(b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 6. Increasing Lenders. If any Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the applicable Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 11.16 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to increase its Revolving Loan Commitments and/or Term Loans as set forth on such Lender’s signature page hereto (an “Existing Lender” and, together with any New Lender, the “Increasing Lenders”) upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto).
SECTION 7. Costs and Expenses. The Borrowers agree that all reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agents), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.
SECTION 8. Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYO GROUP, LLC,
as a Borrower

By:	_s/ Ken desGarennes_______________ Name: Ken desGarennes Title: Chief Financial Officer

ZAYO CAPITAL, INC.,
as a Borrower

By:	_s/ Ken desGarennes_______________ Name: Ken desGarennes Title: Chief Financial Officer

Signature Page to Amendment No. 5 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Term Facility Administrative Agent

By:_s/ Reagan C. Philipp_______________
Name: Reagan C. Philipp
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

SUNTRUST BANK,
as Revolving Facility Administrative Agent

By:_s/ Elizabeth Tallmadge_____________
Name: Elizabeth Tallmadge
Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as 2013 Incremental Term Lender and as a Term Loan Lender

By:_s/ Reagan C. Philipp_______
Name: Reagan C. Philipp
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Facility Lender

By:_s/ Reagan C. Philipp_______
Name: Reagan C. Philipp
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

CITIBANK, N.A., as a Revolving Facility Lender

By:_s/ Brian Roth_______
Name: Brian Roth
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

SUNTRUST BANK, as a Revolving Facility Lender

By:_s/ Elizabeth Tallmadge_____________
Name: Elizabeth Tallmadge
Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

UBS LOAN FINANCE LLC, as a Revolving Facility Lender

By:_s/ Lana Gifas_____________
Name: Lana Gifas
Title: Director

By:_s/ Jennifer Anderson_____________
Name: Jennifer Anderson
Title: Associate Director

Signature Page to Amendment No. 5 to Credit Agreement

ROYAL BANK OF CANADA, as Revolving Facility Lender

By:_s/ Mark Gronich_____________
Name: Mark Gronich
Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement

BARCLAYS BANK PLC, as a Revolving Facility Lender

By:_s/ Irina Dimova_____________
Name: Irina Dimova
Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement

Lender Signature Pages on File with the Administrative Agent

Signature Page to Amendment No. 5 to Credit Agreement

Schedule 1 Incremental Term Commitments and 2013 Incremental Term Lenders

Lender	2013 Incremental Term Commitment	Commitment Percentage	Total Term Loan Commitment
Morgan Stanley Senior Funding, Inc.	$150,000,000	100%	$150,000,000
Total	$150,000,000	100%	$150,000,000

NYDOCS02/1014804.7

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE
Reference is made to that certain Credit Agreement, dated as of July 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Credit Agreement), by and among ZAYO GROUP, LLC, a Delaware limited liability company (the “Administrative Borrower”), ZAYO CAPITAL, INC., a Delaware corporation (“Zayo Capital”; and together with Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lender (the “Lenders”), SUNTRUST BANK, as the Issuing Bank, SUNTRUST BANK, as the Collateral Agent, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Term Loan Facility (in such capacity, the “Term Facility Administrative Agent”), and SUNTRUST BANK, as the administrative agent for the Revolving Loan Facility (in such capacity, the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, each, individually an “Administrative Agent” and, collectively, the “Administrative Agents”).
The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:
The Assignor hereby sells and assigns to the Assignee without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee’s Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.
The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.
The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (b) agrees that it will, independently and without reliance upon the applicable Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) confirms that it is an Eligible Assignee, (d) appoints and authorizes the applicable Administrative Agent to take such action as agent on its

NYDOCS02/1014804.7

behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to such Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, and (f) attaches any U.S. Internal Revenue Service forms required under Section 2.8(b)(v) of the Credit Agreement.

Following the execution hereof, the Assignor and the Assignee shall deliver this Assignment and Acceptance, along with (a) a processing and recordation fee of $3,500 payable by the Assignee to the applicable Administrative Agent and (b) if the Assignee is not a Lender, a completed Administrative Questionnaire, for acceptance and recording by the applicable Administrative Agent. Unless otherwise indicated on Schedule 1, the effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the applicable Administrative Agent.
Upon such acceptance and recording by the applicable Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance and the Credit Agreement, shall have the rights and obligations of a Lender thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance and the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.
Upon such acceptance and recording by the applicable Administrative Agent, from and after the Effective Date, such Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.
This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.
This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Assignment and Acceptance in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.
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NYDOCS02/1014804.7

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed by their authorized signatory as of the date specified thereon.

[NAME OF ASSIGNOR], as the Assignor
By: Name: Title:
Date: __________ __, 20___

[NAME OF ASSIGNEE], as the Assignee
By: Name: Title:
Date: __________ __, 20___
ACCEPTED [AND APPROVED]5 THIS ______ DAY OF ____________, 20___:
[SUNTRUST BANK, as the Administrative Agent for the Revolving Loan Facility
By: Name: Title: ]6
[MORGAN STANLEY, as the Administrative Agent for the Term Loan Facility
By: Name: Title: ]7
[ZAYO GROUP, LLC, as Administrative Borrower, on behalf of the Borrowers
By: Name: Title: ]8
5 If required under the definition of Eligible Assignee or Section 11.5(b) of the Credit Agreement.
6 If applicable.
7 If applicable.
8 If required under the definition of Eligible Assignee or Section 11.5(b) of the Credit Agreement.

NYDOCS02/1014804.7

SCHEDULE 1
ASSIGNMENT AND ACCEPTANCE

Type of Commitment/Loan Assigned:	[Revolving Loan] [Term Loan]
Commitment/Loans of Assignor prior to assignment:	$___________
Commitment/Loans assigned to Assignee:	$___________
Commitment/Loans of Assignor after assignment:	$___________
Commitment/Loans Ratio of Assignee after assignment:	___________%
The Assignee’s Domestic Lending Office:
The Assignee’s Eurodollar Lending Office:
Effective Date (if other than date of acceptance by the applicable Administrative Agent):	______________, 20___